UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) July 18, 2007
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On July 19, 2007, the United States (“U.S.”) Bankruptcy Court for the Southern District of New York (the “Court”) granted the motion of Delphi Corporation (“Delphi” or the “Company”) (i) approving a Memorandum of Understanding (the “MOU”) with the International Union, United Automobile, Aerospace and Agricultural Implement Workers of America (the “UAW”) and General Motors Corporation (“GM”) regarding Delphi’s restructuring, (ii) withdrawing without prejudice of Delphi’s and its affiliated debtors’ motion under Sections 1113 and 1114 of the U.S. Bankruptcy Code (the “Bankruptcy Code”), solely as it pertains to the UAW and UAW-represented retirees and approving the parties’ settlement of such motion solely as it pertains to the UAW and UAW-represented retirees, and (iii) modifying retiree welfare benefits for certain UAW-represented retirees of Delphi and its affiliated debtors. The settlement of the motion under Sections 1113 and 1114 of the Bankruptcy Code applies only to the UAW and does not resolve such motion as to the remaining labor unions representing Delphi’s and its affiliated debtors’ employees. Delphi is continuing discussions with its remaining unions in an effort to reach consensual agreements.
As previously disclosed on June 22, 2007 in the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”), on June 22, 2007 Delphi entered into a tentative agreement and signed the MOU covering site plans, workforce transition, legacy pension and other postretirement benefits obligations, as well as other comprehensive transformational issues. The MOU modifies, extends or terminates provisions of the existing collective bargaining agreements among Delphi, the UAW, and its various locals (the “UAW CBAs”), and provides that GM and Delphi will undertake certain financial obligations to Delphi’s UAW represented employees and retirees to facilitate these modifications. In addition to receipt of Court approval, the tentative agreement was subject to union ratification, which occurred on June 28, 2007. A complete copy of the MOU and the approval order of the Court is attached as Exhibit 99(a) to this Form 8-K. The following summary of the principal terms of the MOU and its attachments does not purport to be complete and is qualified in its entirety by reference to Exhibit 99(a), which is incorporated herein by reference.
•	The MOU extends the UAW CBAs until September 14, 2011;

•	A site plan is implemented with respect to each of 21 UAW-Delphi plants which includes, at certain sites, specific revenue, production, and job commitments from Delphi and/or GM and pursuant to which Delphi will retain ownership and operations in four facilities, seven facilities will be sold or transferred to a third party so that Delphi will have no further operational or employment responsibilities after certain specified sunset dates, and ten facilities will be closed;

•	A workforce transition program is implemented for traditional UAW-represented employees that provides eligible employees with transformation plan options including (1) attrition options similar to the previously-approved UAW attrition programs, (2) flowback rights to eligible Delphi employees as of the date of the filing of Delphi’s bankruptcy petition who do not elect the attrition options, including relocation allowances of up to $67,000 in certain circumstances when plants cease production, (3) provision of lump sum “buy-down” payments totaling $105,000 for traditional production employees who do not elect the attrition option or flowback and continue to work for Delphi under the terms of the 2004 UAW-Delphi Supplemental Agreement applicable to employees hired after 2004, transferring those employees to Supplemental Employee Status’ as of October 1, 2007, (4) conversion of temporary employees in UAW-Delphi plants to permanent employee status, and (5) severance payments up to $40,000 to eligible employees who are permanently laid off prior to September 14, 2011;

•	Certain terms of the 2004 UAW-Delphi Supplemental Agreement with respect to wages, individual retirement and savings plans, and post-retirement health care accounts are modified;

•	Certain terms of the UAW CBAs are modified with respect to provisions covering hiring requirements, existing Center for Human Resources (“CHR”)/Legal Services, holiday schedule, workers’ compensation letter, temporary employees, Appendix L, Guaranteed Income Stream, America Online, and other matters described in Attachment E to the MOU included in Exhibit 99(a) to this Form 8-K;

•	Local negotiations subject to mutual agreement regarding work rules and other local agreement issues will be conducted on an expedited basis;

•	Delphi’s commitment in the 2004 UAW-Delphi Supplemental Agreement to the principle of “equivalence of sacrifice” when establishing compensation and benefit levels for salaried employees and management is reaffirmed;

•	All employee, retiree, and union asserted and unasserted claims are settled (except for waiver of rights to vested pension benefits, workers compensation benefits, unemployment compensation benefits, and pending ordinary course grievances of employees remaining in the workforce); and

•	The UAW will receive an allowed prepetition claim, to be paid pursuant to the plan of reorganization in the amount of $140 million on account of the CHR and Legal Services claims as of April 1, 2007 (to be adjusted for accruals through October 1, 2007 and adjusted for expenditures by Delphi until the effective date of a plan of reorganization) of which $30 million will be paid to the UAW-GM Center for Human Resources and the balance will be paid directly to the DC VEBA established pursuant to a settlement agreement approved by the court in the case of International Union, UAW, et al. v. General Motors Corp., Civil Action No. 05-73991.
Effective upon the execution by Delphi and GM of a comprehensive settlement agreement resolving certain financial, commercial, and other matters between Delphi and GM and substantial consummation of a plan of reorganization proposed by Delphi in its chapter 11 cases and confirmed by the Court which incorporates, approves, and is consistent with all of the terms of the MOU and Delphi-GM settlement:
•	Delphi’s obligation to provide certain retiree welfare benefits is eliminated and GM is obligated to provide certain retiree welfare benefits for certain UAW-represented employees covered as provided in the Benefit Guarantee Term Sheet included as part of the Exhibits being filed with this Form 8-K;

•	A transfer of certain pension assets and liabilities from Delphi’s pension plans to GM’s pension plans is effectuated pursuant to Internal Revenue Code Section 414(1) in exchange for certain consideration to be paid by Delphi to GM;

•	Delphi’s existing pension plan is frozen in certain respects effective upon emergence from chapter 11 and GM is obligated to pay certain benefits for certain UAW-represented employees covered as provided in the Benefit Guarantee Term Sheet;

•	The amount of $450 million is funded by GM, which the UAW has directed to be paid directly to the DC VEBA established pursuant to a settlement agreement approved by the court in the case of International Union, UAW, et al. v. General Motors Corp., Civil Action No. 05-73991;

•	The MOU (including the UAW CBAs) is assumed pursuant to 11 U.S.C. § 365;

•	The UAW released parties are exculpated and released in connection with the MOU and Delphi’s chapter 11 cases; and

•	Delphi and GM receive releases from the UAW, all employees and former employees of Delphi represented or formerly represented by the UAW, and all persons or entities with claims derived from or related to any relationship with such employees of Delphi arising directly or indirectly from or in any way related to any obligations under the collective bargaining agreements or the MOU (except for claims for benefits provided for or explicitly not waived under the MOU).
ITEM 8.01 OTHER EVENTS
Delphi announced on July 18, 2007 that affiliates of lead investor Appaloosa Management L.P.; Harbinger Capital Partners Master Fund I, Ltd.; and Pardus Capital Management, L.P. as well as Merrill Lynch, Pierce, Fenner & Smith Inc.; UBS Securities LLC; and Goldman Sachs & Co. (collectively the “Investors”) submitted a proposal letter to Delphi to invest up to $2.55 billion in preferred and common equity in the reorganized Delphi to support the Company’s transformation plan announced on March 31, 2006 and its plan of reorganization, on the terms and subject to the conditions contained in the form of equity purchase and commitment agreement attached to their proposal (the “EPCA”). Upon the entry by the Court of an initial approval order and subject to the other conditions described in the proposal letter, the Investors agreed to enter into the EPCA and affiliates of certain Investors committed to deliver equity commitment letters in the forms attached to the proposal letter.
The Court has set August 2, 2007 as the hearing date for the motion seeking approval of the agreement. The EPCA is supported by both of Delphi’s Statutory Committees as well as GM.

The EPCA outlines Delphi’s proposed framework for a plan of reorganization, which includes distributions to be made to creditors and shareholders, the treatment of GM’s claims, and the corporate governance of the reorganized company. The EPCA also incorporates Delphi’s earlier commitment to preserve its salaried and hourly defined benefit U.S. pension plans and will include an arrangement to fund required contributions to the plans that were not made in full as permitted under chapter 11 of the U.S. Bankruptcy Code.
Delphi previously disclosed on July 9, 2007 in the Company’s Current Report on Form 8-K filed with the SEC, that on July 7, 2007, it had formally terminated a prior Equity Purchase and Commitment Agreement and a related Plan Framework Support agreement, but that it expected to enter into new framework agreements with plan investors by the end of July 2007.
A copy of the press release is attached as Exhibit 99(b) hereto and the proposal of the Investors, including the form of EPCA, is attached as Exhibit 99(c) hereto. The discussion above is qualified in its entirety by reference to these exhibits. In particular, as more fully outlined in the attached exhibits, which are incorporated by reference, the effectiveness and consummation of the transactions contemplated by the EPCA are subject to a number of conditions precedent, including, among others, Court approval and Delphi’s achievement of a consensual agreements with all of its U.S. labor unions and GM.
FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K, including the exhibits being filed as part of this report, as well as other statements made by Delphi may contain forward-looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the debtor-in-possession financing facility; the terms of any reorganization plan ultimately confirmed; the Company’s ability to obtain Court approval with respect to motions in the chapter 11 cases prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 cases; the Company’s ability to satisfy the terms and conditions of the revised Equity Purchase and Commitment Agreement; risks associated with third parties seeking and obtaining Court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 cases on the Company’s liquidity or results of operations; the ability of the Company to fund and execute its business plan (including the transformation plan described in Item 1. Business “Potential Divestitures, Consolidations and Wind-Downs” of the Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC) and to do so in a timely manner; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its unionized employees and the ability of the Company to attract and retain customers. Additional factors that could affect future results are identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, including the risk factors in Part I. Item 1A. Risk Factors, contained therein and the Company’s quarterly periodic reports for the subsequent periods, including the risk factors in Part II. Item 1A. Risk Factors, contained therein, filed with the SEC. Delphi disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various prepetition liabilities, common stock and/or other equity securities. Additionally, no assurance can be given as to what values, if any, will be ascribed in the bankruptcy cases to each of these constituencies. A plan of reorganization could result in holders of Delphi’s common stock receiving no distribution on account of their interest and cancellation of their interests. In addition, under certain conditions specified in the Bankruptcy Code, a plan of reorganization may be confirmed notwithstanding its rejection by an impaired class of creditors or equity holders and notwithstanding the fact that equity holders do not receive or retain property on account of their equity interests under the plan. In light of the foregoing, the Company considers the value of the common stock to be highly speculative and cautions equity holders that the stock may ultimately be determined to have no value. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in Delphi’s common stock or other equity interests or any claims relating to prepetition liabilities.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits. The following exhibit is being filed as part of this report.

Exhibit
Number	Description
99(a)	Final Order entered by the United States Bankruptcy Court for the Southern District of New York on July 19, 2007, including form of Memorandum of Understanding, dated June 22, 2007

99(b)	Press Release, dated July 18, 2007

99(c)	Proposal of the Investors, including form of Equity Purchase and Commitment Agreement, dated July 18, 2007
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2007	DELPHI CORPORATION (Registrant)
	By:	/s/ JOHN D. SHEEHAN
John D. Sheehan,
Vice President and Chief Restructuring Officer